THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/98 	Xerox Corporation (XRX) 5.5% Notes Due 11/15/03 Mdy A2/
                S&P A
Shares       Price         Amount
3,845,000     $99.957	   $3,843,346.65

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.60%	0.64083%		1.61749%

     Broker
Morgan Stanley Dean Witter


Underwriters of Xerox Corporation (XRX) 5.5% Notes Due 11/15/03 Mdy A2/
S&P A

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter			360,000,000
Chase Securities, Inc.				 80,000,000
Lehman Brothers					 80,000,000
Salomon Smith Barney				 80,000,000
			Total			600,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/9/98 	US Bank NA (USB) 5.7% Notes Due 12/15/08 Mdy A1/S&P A
Shares       Price         Amount
6,800,000    $99.728	$6,781,504.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    2.00%	1.70000%		1.87500%

     Broker
Lehman Brothers

Underwriters of US Bank NA (USB) 5.7% Notes Due 12/15/08 Mdy A1/S&P A

U.S. Underwriters               	    Number of Shares
Lehman Brothers
Chase Securities, Inc.
Morgan Stanley Dean Witter
			Total			400,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/98 	Sprint Capital Corporation (FON) 5.7% Notes Due 11/15/03
		Mdy Baa1/S&P A-
Shares       Price         Amount
4,000,000    $99.983	$3,999,320.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.65%	0.40000%	          0.45%

     Broker
Salomon Smith Barney


Underwriters of Sprint Capital Corporation (FON) 5.7% Notes Due 11/15/03 Mdy Baa1/S&P A-

U.S. Underwriters               	    Number of Shares
Salomon Smith Barney			     446,954,140
Credit Suisse First Boston Corp.	     125,941,140
J.P. Morgan Securities			     125,941,140
Warburg Dillon Read			     125,941,140
Banc of America Securities LLC	      	      35,592,060
Chase Securities, Inc.			      30,116,360
Lehman Brothers				      68,446,240
ABN Amro				       6,844,630
Deutsche Bank Securities Inc.		       6,844,630
Fleet Bank				       6,844,630
TD Securities				       6,844,630
Westdeutsche Landesbank Girozentra	       6,844,630
Wheat First Securities, Inc.		       6,844,630
			Total		   1,000,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/3/98 	Safeway Inc. (SWY) 5.875% Notes Due 11/15/01 Mdy Baa2/
                S&P BBB
Shares       Price         Amount
3,650,000    $99.713	$3,639,524.50

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.35%	0.91250%	        2.1625%

     Broker
Morgan Stanley Dean Witter

Underwriters of Safeway Inc. (SWY) 5.875% Notes Due 11/15/01 Mdy Baa2/
S&P BBB

U.S. Underwriters               	    Number of Shares
Morgan Stanley Dean Witter			 180,000,000
BT Alex Brown Inc.				  36,000,000
Chase Securities, Inc.				  36,000,000
First Chicago Capital Markets			  20,000,000
Lehman Brothers					  36,000,000
Merrill Lynch & Co.				  36,000,000
Salomon Smith Barney				  36,000,000
Scotia Capital Markets (USA)			  20,000,000
			Total		       	 400,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/6/98 	AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00 Mdy Baa3/S&P
		BBB(GTD by Newcourt)
Shares       Price         Amount
3,430,000    $99.907	$3,426,810.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.30%	0.90050%	         7.204%

     Broker
Lehman Brothers


Underwriters of AT&T Capital Corp. (NCT) 7.5% MTN Due 11/15/00 Mdy Baa3/ S&P BBB (GTD by Newcourt)

U.S. Underwriters               	    Number of Shares
Lehman Brothers					 470,000,000
Chase Securities, Inc.				 120,000,000
Credit Suisse First Boston Corp.		 120,000,000
Deutsche Bank Securities Inc.			  50,000,000
J.P. Morgan Securities				 120,000,000
Salomon Smith Barney				 120,000,000
			Total		       1,000,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/1/98 	Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03 Mdy Aa3/
                S&P AA-
Shares       Price         Amount
7,250,000    $99.887	$7,241,807.50

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    N/A	       2.41667%	    	       5.01667%

     Broker
Goldman Sachs & Co.

Underwriters of Campbell Soup Company (CPB) 4.75% Notes Due 10/1/03 Mdy Aa3/ S&P AA-

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.				 150,000,000
Chase Securities, Inc.				  37,500,000
J.P. Morgan Securities				  37,500,000
Salomon Smith Barney				  37,500,000
Warburg Dillon Read				  37,500,000
			Total		         300,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/2/98 	General Motors Acceptance Corporation (GMAC) 5.75% Notes Due
		11/10/03 Mdy A2/S&P A
Shares       Price         Amount
2,860,000    $99.614	$2,848,960.40

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	    0.35%	0.22880%	        0.4632%

     Broker
Salomon Smith Barney


Underwriters of General Motors Acceptance Corporation (GMAC) 5.75% Notes Due 11/10/03 Mdy A2/S&P A

Underwriters               	    	      Number of Shares
Merrill Lynch & Co.
Salomon Smith Barney
Bear Stearns International Ltd.
J.P. Morgan Securities
Lehman Brothers Intl (Europe)
Morgan Stanley Dean Witter
Warburg Dillon Read
ABN Amro
Barclays Capital Group
Chase Manhattan International Ltd.
Deutsche Bank AG London
HSBC
Paribas
			Total		        1,250,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/12/99 	Goldman Sachs Group Inc. (GS) 6.65% due 05/15/09 Mdy A1/
                S&P A+
Shares       Price         Amount
4,050,000    $99.799	$4,041,859.50

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.450	0.22500%	       0.47362%

     Broker
Goldman Sachs & Co.


Underwriters of Goldman Sachs Group Inc. (GS) 6.65% due 05/15/09 Mdy A1/
S&P A+

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.				1,422,000,000
Banc of America Securities LLC		   	   27,000,000
Banc One Capital Markets			   27,000,000
Blaylock & Partners				   27,000,000
BT Alex Brown Inc.				   27,000,000
Chase Securities, Inc.				   27,000,000
Credit Suisse First Boston Corp.		   27,000,000
J.P. Morgan Securities				   27,000,000
Lehman Brothers					   27,000,000
Merrill Lynch Pierce Fenner & Smith		   27,000,000
Morgan Stanley Dean Witter			   27,000,000
Painewebber Inc.				   27,000,000
Prudential Securities Inc.			   27,000,000
Salomon Smith Barney				   27,000,000
Williams Capital Group LP			   27,000,000
			Total		        1,800,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/18/99 	Kroger Co. 6.34% due 06/01/01 Mdy Baa3/S&P BBB- (144A)
Shares       Price         Amount
5,790,000    $99.989	$5,789,363.10

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A		N/A	2.31600%	         5.004%

     Broker
Goldman Sachs & Co.


Underwriters of Kroger Co. 6.34% due 06/01/01 Mdy Baa3/S&P BBB- (144A)

U.S. Underwriters               	    Number of Shares
Goldman Sachs & Co.				 250,000,000
			Total		         250,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/15/99 	Conoco Inc. (COC) 6.95% due 04/15/29 Mdy A3/S&P A-
Shares       Price         Amount
6,650,000    $100.00	$6,650,000.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.875%	0.35000%	       0.38947%

     Broker
Salomon Smith Barney


Underwriters of Conoco Inc. (COC) 6.95% due 04/15/29 Mdy A3/S&P A-

Underwriters               	    		Number of Shares
Credit Suisse First Boston Corp.		 655,500,000
Salomon Smith Barney				 655,500,000
Banc of America Securities LLC		  	  95,000,000
Bank of Tokyo Mitsubishi Limited		   2,375,000
Bayerische Hypothekenbank			   2,375,000
Blaylock & Partners				   2,375,000
Chase Securities, Inc.				  95,000,000
Commerzbank Capital Markets Corp.		   2,375,000
Credit Lyonnais Securities (USA) I		   2,375,000
Goldman Sachs & Co.				  95,000,000
Greenwich Natwest				   2,375,000
Lehman Brothers					  95,000,000
Merrill Lynch & Co.				  95,000,000
SG Cowen Securities Corp			   2,375,000
Suntrust Equitable Securities Corp		   2,375,000
Tou Fen Securities				  95,000,000
			Total		       1,900,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/11/99 	Saks Incorporated (SKS) 7.375 02/15/19 MdyBaa3/S&P BB+
Shares       Price         Amount
1,150,000    $99.587	$1,145,250.50

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.88%	0.57500%	       1.57500%

     Broker
Salomon Smith Barney


Underwriters of Saks Incorporated (SKS) 7.375 02/15/19 Mdy Baa3/S&P BB+

U.S. Underwriters               	    Number of Shares
Salomon Smith Barney				  80,000,000
Banc of America Securities LLC		  	  20,000,000
Chase Securities, Inc.				  20,000,000
Goldman Sachs & Co.				  20,000,000
J.P. Morgan Securities				  20,000,000
Lehman Brothers					  20,000,000
Merrill Lynch & Co.				  20,000,000
			Total		         200,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/99 	Tyco International Group S.A. (TYC) 6.875% due 01/15/29
                Mdy Baa1/ S&P A-
Shares       Price         Amount
4,550,000    $98.378	$4,476,199.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.88%	0.56875%	       1.30938%

     Broker
J.P. Morgan Securities Inc.


Underwriters of Tyco International Group S.A. (TYC) 6.875% due 01/15/29 Mdy Baa1/S&P A-

U.S. Underwriters               	    Number of Shares
J.P. Morgan Securities				 440,000,000
ABN Amro					  40,000,000
Banc of America Securities LLC		  	  40,000,000
BT Alex Brown Inc.				  40,000,000
Chase Securities, Inc.				  40,000,000
Credit Suisse First Boston Corp.		  40,000,000
First Union Capital Markets			  40,000,000
HSBC Securities					  40,000,000
Salomon Smith Barney				  40,000,000
Commerzbank Capital Markets Corp.		   8,000,000
Credit Lyonnais Securities (USA) I		   8,000,000
First Chicago Capital Markets			   8,000,000
McDonald & Co. Securities Inc.		   	   8,000,000
Scotia Capital Markets (USA)			   8,000,000
			Total		         800,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/03/99 	Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/29 Mdy Baa1/
		S&P A-(144A)
Shares       Price         Amount
11,000,000   $99.320	$10,925,200.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.00%	1.10000%	       1.42000%

     Broker
Credit Suisse First Boston


Underwriters of Pepsi Bottling Group Inc. (PEP) 7% Due 03/01/29 Mdy Baa1/
			S&P A-(144A)

U.S. Underwriters               	    Number of Shares
Chase Manhattan					1,000,000,000
			Total		        1,000,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/09/99 	Merrill Lynch & Co. (MER) 6% Due 02/17/09 Mdy Aa3/S&P AA-
Shares       Price         Amount
3,000,000    $99.488	$2,984,640.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.45%	0.15000%	        0.4125%

     Broker
Merrill Lynch & Co.


Underwriters of Merrill Lynch & Co. (MER) 6% Due 02/17/09 Mdy Aa3/S&P AA-

Underwriters               	    		Number of Shares
Merrill Lynch International LTD.
ABN AMRO
Banc of America Securities LLC
Chase Manhattan
First Chicago Capital Markets
First Tennessee Bank
HSBC Securities
J.P. Morgan Securities
Paribas
Salomon Smith Barney
Tokyo-Mitsubishi International PLC
			Total		         2,000,000,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/10/99 	Lucent Technologies 6.45% Due 3/15/29 Mdy A2/S&P A
Shares       Price         Amount
10,000,000   $99.461	$9,946,100.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A	   0.88%	0.73529%	       0.88235%

     Broker
Bear Stearns & Co.


Underwriters of Lucent Technologies 6.45% Due 3/15/29 Mdy A2/S&P A

U.S. Underwriters               	    Number of Shares
Bear Stearns & Co Inc.				680,004,000
Merrill Lynch & CO.				544,000,000
ABN AMRO					 19,428,000
Barclays Bank PLC				 19,428,000
Chase Securities, Inc.				 19,428,000
Goldman Sachs & Co.				 19,428,000
J.P. Morgan Securities				 19,428,000
Salomon Smith Barney				 19,428,000
			Total		      1,340,572,000


THE CHASE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/28/99        Amerada Hess Corp. (AHC) 7.875% Due 10/01/09
                Mdy Baa1/S&P BBB
Shares       Price         Amount
12,500,000   $99.754	 $12,469,250.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
 N/A        0.875%      1.78571%	        1.78571%

   Broker
J.P. Morgan Securities Inc.

Underwriters of Amerada Hess Corp. (AHC) 7.375% Due 10/01/09 Mdy Baa1/
S&P BBB

U.S. Underwriters               	    Number of Shares
J.P. Morgan Securities
Banc of America Securities LLC
Barclays Capital
Chase Securities, Inc.
CIBC World Markets
Goldman Sachs & Co.
Salomon Smith Barney
Scotia Capital Markets (USA)
   		Total		     	      700,000,000.00